                              Janus Investment Fund


                        Supplement dated October 9, 2008
                       to Currently Effective Prospectuses



Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders.

The Funds (with the exception of funds subadvised by INTECH and the Janus money market funds) intend to disclose holdings as of September 30, 2008 with a 15-day lag rather than a 30-day lag. Additional information regarding the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' Statement of Additional Information.

Please check the Funds' websites for information regarding disclosure of portfolio holdings.







                Please retain this Supplement with your records.

                              Janus Investment Fund


                        Supplement dated October 9, 2008
           to Currently Effective Statement of Additional information



The information under the section titled "PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES," has been amended to add the following:

     Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings is disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Funds shall be pre-approved by the Chief Compliance Officer or a designee.

Please check the Funds' websites for information regarding the disclosure of portfolio holdings.






                Please retain this Supplement with your records.